UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 11, 2016

Citigroup Commercial Mortgage Trust 2016-P4

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001677913)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Macquarie US Trading LLC d/b/a Principal Commercial Capital

(Central Index Key number: 0001634437)

Starwood Mortgage Funding V LLC

(Central Index Key number: Not Applicable)

Barclays Bank PLC

(Central Index Key number: 0000312070)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-05	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Opry Mills Co-Lender Agreement has been amended by the Resizing Amendment to Co-Lender Agreement, dated as of August 9, 2016 (the “Opry Mills Resizing Amendment”). The Opry Mills Resizing Amendment is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement previously filed with the Securities and Exchange Commission as Exhibit 4.1 to the Current Report on Form 8-K on July 29, 2016 with respect to Citigroup Commercial Mortgage Trust 2016-P4, Commercial Mortgage Pass-Through Certificates, Series 2016-P4.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 4.1	Resizing Amendment to Co-Lender Agreement, dated as of August 9, 2016, relating to the Opry Mills Loan Combination

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-P4 – Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	Resizing Amendment to Co-Lender Agreement, dated as of August 9, 2016, relating to the Opry Mills Loan Combination	(E)